   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 20, 1998

                                                     REGISTRATION NO. 333-41171

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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                               ----------------
                                AMENDMENT NO. 3
                                      TO
                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                               ----------------
                              PC CONNECTION, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    NEW HAMPSHIRE                    5961                 02-0372768
      (PRIOR TO         (PRIMARY STANDARD INDUSTRIAL     (I.R.S. EMPLOYER
  REINCORPORATION)      CLASSIFICATION CODE NUMBER)     IDENTIFICATION NUMBER)
       DELAWARE
       (AFTER
  REINCORPORATION)
  (STATE OR OTHER
   JURISDICTION OF
  INCORPORATION OR
    ORGANIZATION)
                              528 ROUTE 13
                         MILFORD, NEW HAMPSHIRE 03055
                                (603) 423-2000
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                               ----------------
                                PATRICIA GALLUP
                             CHAIRMAN OF THE BOARD
                          AND CHIEF EXECUTIVE OFFICER
                              PC CONNECTION, INC.
                                 528 ROUTE 13
                         MILFORD, NEW HAMPSHIRE 03055
                                (603) 423-2000
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                               ----------------

                                  COPIES TO:
            PAUL P. BROUNTAS, ESQ.              PHILIP E. COVIELLO, JR., ESQ.
            JAY E. BOTHWICK, ESQ.                     LATHAM & WATKINS
              HALE AND DORR LLP                       885 THIRD AVENUE
               60 STATE STREET                           SUITE 1000
         BOSTON, MASSACHUSETTS 02109            NEW YORK, NEW YORK 10022-4802
                (617) 526-6000                         (212) 906-1200
                               ----------------
  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the Registration Statement becomes effective.
                               ----------------
  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of earlier effective registration statement for the same offering. [_]

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]
                               ----------------
  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SECTION 8(A), MAY DETERMINE.

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

                               EXPLANATORY NOTE

  This Amendment No. 3 to Registration Statement on Form S-1 (File No. 333-41171) of PC Connection, Inc. is filed solely for the purpose of filing with the Commission copies of the exhibits listed in Item 16 of Part II hereto and to make corresponding changes to Item 16.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

  (a) Exhibits

    *1.1
      Form of Underwriting Agreement.

    *2.1
      Form of Agreement and Plan of Merger between PC Connection, Inc., a New Hampshire corporation, and the Registrant.

    *2.2
      Form of Certificate of Merger of PC Connection, Inc., a New
      Hampshire corporation, and the Registrant to be filed with the Secretary of State of the State of Delaware.

    *2.3
      Form of Articles of Merger of Domestic and Foreign Corporation between PC Connection, Inc., a New Hampshire corporation, and the Registrant to be filed with the Secretary of State of the State of New Hampshire.

    *3.1
      Restated Articles of Incorporation of Registrant as currently in effect.

     3.2
      Amended and Restated Certificate of Incorporation of Registrant to be effective on or prior to the date of the consummation of the Offering contemplated by this Registration Statement.

    *3.3
      Bylaws of Registrant, as amended to date.

     3.4
      Bylaws of Registrant to be effective on or prior to the date of the consummation of the Offering contemplated by this Registration Statement.

     4.1
      Form of Specimen certificate for shares of Common Stock, $0.01 par value per share, of the Registrant.

     5.1
      Opinion of Hale and Dorr LLP

     9.1
      Form of 1998 PC Connection Voting Trust Agreement among the
      Registrant, Patricia Gallup individually and as trustee, and David Hall individually and as trustee, to be entered into on or prior to the date of the consummation of the Offering contemplated by this Registration Statement.

   *10.1
      1993 Incentive and Non-Statutory Stock Option Plan, as amended.

    10.2
      1997 Stock Incentive Plan.

   *10.3
      Lease between the Registrant and Miller-Valentine Partners, dated September 24, 1990, as amended, for property located at 2870 Old State Route 73, Wilmington, Ohio.

   *10.4
      Lease between the Registrant and Lower Bellbrook Company, dated September 26, 1997, for property located at 643-651 Lower Bellbrook Avenue, Xenia, Ohio.

   *10.5
      Lease between the Registrant and Gallup & Hall partnership, dated May 1, 1997, for property located at 442 Marlboro Street, Keene, New Hampshire.

   *10.6
      Lease between the Registrant and Gallup & Hall partnership, dated June 1, 1987, as amended, for property located in Marlow, New Hampshire.

   *10.7
      Lease between the Registrant and Gallup & Hall partnership, dated July 22, 1988, for property located at 450 Marlboro Street, Keene, New Hampshire.

   *10.8
      Lease between the Registrant and Dataproducts Corporation, dated June 22, 1993, as amended, for property located at 582 Route 13 South, Milford, New Hampshire.

   *10.9
      Lease between the Registrant and Century Park, LLC, dated October 1, 1997 for property located at Route 111, Hudson, New Hampshire.

   *10.10
      Amended and Restated Lease between the Registrant and G&H Post, LLC, dated December 29, 1997 for property located at Route 101A, Merrimack, New Hampshire.

  *10.11 Sublease between the Registrant and ABX Air Inc., dated June 7, 1995, for property located at 2870 Old State Route 73, Wilmington, Ohio.

  *10.12 Employment Agreement between the Registrant and Wayne L. Wilson, dated August 16, 1995.

  *10.13 Employment Agreement between the Registrant and Robert F. Wilkins, dated December 23, 1995.

  *10.14 Letter Agreement between the Registrant and R. Wayne Roland, dated March 4, 1997.

  +10.15 Letter Agreement between the Registrant and Airborne Freight Corporation D/B/A "Airborne Express," dated April 30, 1990, as amended.

  +10.16 Agreement between the Registrant and Ingram Micro, Inc., dated October 30, 1997, as amended.

  *10.17 State Street Bank and Trust Company Revolving Line of Credit and Term Loan, dated March 31, 1997, as amended.

  *10.18 Employment Agreement, dated as of January 1, 1998, between the Registrant and Patricia Gallup.

  *10.19 Employment Agreement, dated as of January 1, 1998, between the Registrant and David Hall.

   10.20 Form of Registration Rights Agreement among the Registrant, Patricia Gallup, David Hall and the 1998 PC Connection Voting Trust, to be entered into on or prior to the date of the consummation of the Offering contemplated by this Registration Statement.

  *23.1   Consent of Deloitte & Touche LLP.

   23.2   Consent of Hale and Dorr LLP (included in Exhibit 5.1).

  *23.3   Consent of PC World Communications, Inc.

  *23.4   Consent of PC Magazine.

  *23.5   Consent of Merrin Information Services, Inc.

   *24.1  Power of Attorney.

  *27.1   Financial Data Schedule.
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* Previously filed.
+ Confidential materials omitted and filed separately with the Securities and Exchange Commission.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant, PC Connection, Inc., a corporation organized and existing under the laws of the State of New Hampshire, has duly caused this Amendment to Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milford, State of New Hampshire, on this 20th day of February, 1998.

                                          PC Connection, Inc.

                                             /s/ Patricia Gallup
                                          By __________________________________
                                            Patricia Gallup
                                            Chairman of the Board and
                                            Chief Executive Officer

  Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

            Signature                         Title                   Date


      /s/ Patricia Gallup*         Chairman of the Board and     February 20,
_________________________________   Chief Executive Officer      1998
         Patricia Gallup            (principal executive
                                    officer)

      /s/ Wayne L. Wilson*         President, Chief Operating    February 20,
_________________________________   Officer and Chief            1998
         Wayne L. Wilson            Financial Officer
                                    (principal financial and
                                    accounting officer)

         /s/ David Hall*           Vice Chairman of the Board    February 20,
_________________________________                                1998
           David Hall

    /s/ David Beffa-Negrini*       Director                      February 20,
_________________________________                                1998
       David Beffa-Negrini

      /s/ Martin C. Murrer*        Director                      February 20,
_________________________________                                1998
        Martin C. Murrer

      /s/ Peter J. Baxter*         Director                      February 20,
_________________________________                                1998
         Peter J. Baxter

       /s/ Wayne L. Wilson
*By _____________________________
         Wayne L. Wilson
        Attorney-in-fact

                                 EXHIBIT INDEX
  EXHIBITS

    *1.1  Form of Underwriting Agreement.

    *2.1 Form of Agreement and Plan of Merger between PC Connection, Inc., a New Hampshire corporation, and the Registrant.

    *2.2 Form of Certificate of Merger of PC Connection, Inc., a New Hampshire corporation, and the Registrant to be filed with the Secretary of State of the State of Delaware.

    *2.3 Form of Articles of Merger of Domestic and Foreign Corporation between PC Connection, Inc., a New Hampshire corporation, and the Registrant to be filed with the Secretary of State of the State of New Hampshire.

    *3.1 Restated Articles of Incorporation of Registrant as currently in effect.

     3.2 Amended and Restated Certificate of Incorporation of Registrant to be effective on or prior to the date of the consummation of the Offering contemplated by this Registration Statement.

    *3.3  Bylaws of Registrant, as amended to date.

     3.4 Bylaws of Registrant to be effective on or prior to the date of the consummation of the Offering contemplated by this Registration Statement.

     4.1 Form of Specimen certificate for shares of Common Stock, $.01 par value per share, of the Registrant.

     5.1  Opinion of Hale and Dorr LLP

     9.1 Form of 1998 PC Connection Voting Trust Agreement among the Registrant, Patricia Gallup individually and as trustee, and David Hall individually and as trustee, to be entered into on or prior to the consummation of the Offering contemplated by this Registration Statement.

   *10.1  1993 Incentive and Non-Statutory Stock Option Plan, as amended.

    10.2  1997 Stock Incentive Plan.

   *10.3 Lease between the Registrant and Miller-Valentine Partners, dated September 24, 1990, as amended, for property located at 2870 Old State Route 73, Wilmington, Ohio.

   *10.4 Lease between the Registrant and Lower Bellbrook Company, dated September 26, 1997, for property located at 643-651 Lower Bellbrook Avenue, Xenia, Ohio.

   *10.5 Lease between the Registrant and Gallup & Hall partnership, dated May 1, 1997, for property located at 442 Marlboro Street, Keene, New Hampshire.

   *10.6 Lease between the Registrant and Gallup & Hall partnership, dated June 1, 1987, as amended, for property located in Marlow, New Hampshire.

   *10.7 Lease between the Registrant and Gallup & Hall partnership, dated July 22, 1988, for property located at 450 Marlboro Street, Keene, New Hampshire.

   *10.8 Lease between the Registrant and Dataproducts Corporation, dated June 22, 1993, as amended, for property located at 582 Route 13 South, Milford, New Hampshire.

   *10.9 Lease between the Registrant and Century Park, LLC, dated October 1, 1997 for property located at Route 111, Hudson, New Hampshire.

   *10.10 Amended and Restated Lease between the Registrant and G&H Post, LLC, dated December 29, 1997 for property located at Route 101A, Merrimack, New Hampshire.

  *10.11 Sublease between the Registrant and ABX Air Inc., dated June 7, 1995, for property located at 2870 Old State Route 73, Wilmington, Ohio.

  *10.12 Employment Agreement between the Registrant and Wayne L. Wilson, dated August 16, 1995.

  EXHIBITS

  *10.13 Employment Agreement between the Registrant and Robert F. Wilkins, dated December 23, 1995.

  *10.14 Letter Agreement between the Registrant and R. Wayne Roland, dated March 4, 1997.

  +10.15 Letter Agreement between the Registrant and Airborne Freight Corporation D/B/A "Airborne Express," dated April 30, 1990, as amended.

  +10.16 Agreement between the Registrant and Ingram Micro, Inc., dated October 30, 1997, as amended.

  *10.17 State Street Bank and Trust Company Revolving Line of Credit and Term Loan, dated March 31, 1997, as amended.

  *10.18 Employment Agreement, dated as of January 1, 1998, between the Registrant and Patricia Gallup.

  *10.19 Employment Agreement, dated as of January 1, 1998, between the Registrant and David Hall.

   10.20 Form of Registration Rights Agreement among the Registrant, Patricia Gallup, David Hall and the 1998 PC Connection Voting Trust, to be entered into on or prior to the date of the consummation of the Offering contemplated by this Registration Statement.

  *23.1   Consent of Deloitte & Touche LLP.

    23.2  Consent of Hale and Dorr LLP (included in Exhibit 5.1).

  *23.3   Consent of PC World Communications, Inc.

  *23.4   Consent of PC Magazine.

  *23.5   Consent of Merrin Information Services, Inc.

   *24.1  Power of Attorney.

  *27.1   Financial Data Schedule.
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* Previously filed.
+ Confidential materials omitted and filed separately with the Securities and Exchange Commission.